UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.                 )

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Filed by a Party other than the Registrant ☐

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☐   Preliminary Proxy Statement

☐   Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☒   Definitive Additional Materials

☐  Soliciting Material under §240.14a-12

Crown Castle Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CROWN CASTLE INC.
8020 Katy Freeway
Houston, Texas 77024

SUPPLEMENT TO THE PROXY STATEMENT
FOR THE CROWN CASTLE INC.
2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, MAY 22, 2024
9:00 AM (CENTRAL TIME)

The following Notice of Change to Slate of Company Nominees filed with the Securities and Exchange Commission ("SEC") on April 22, 2024 ("Supplement Date") relates to our Notice of Annual Meeting of Stockholders and Proxy Statement ("Proxy Statement") of Crown Castle Inc. ("Crown Castle," "Company," "we," "our," or "us"), dated April 11, 2024, and is being made available to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors ("Board") of the Company for use in connection with the 2024 Annual Meeting of Stockholders ("2024 Annual Meeting").
NOTICE OF CHANGE TO SLATE OF COMPANY NOMINEES
On or about April 11, 2024, Crown Castle distributed via mail or made available to our stockholders via Internet our Proxy Statement. The Proxy Statement describes the matters to be voted upon at the 2024 Annual Meeting to be held on Wednesday, May 22, 2024 at 9:00 a.m. Central Time at our offices located at 8020 Katy Freeway, Houston, Texas 77024. This supplement ("Supplement") supplements and amends the Proxy Statement to revise the list of Company Nominees (defined below) standing for election to our Board and certain other information in the Proxy Statement, including the Company's WHITE proxy card. This Supplement should be read in conjunction with the Proxy Statement as you consider how to vote your shares. Capitalized terms not defined in this Supplement shall have the meanings ascribed to them in the Proxy Statement.
Your vote is especially important at the 2024 Annual Meeting. The Board unanimously recommends that you vote FOR ONLY the twelve (12) Company nominees up for election to the Board at the 2024 Annual Meeting ("Company Nominees"). Please vote using the WHITE proxy card or voting instruction form listing the twelve (12) Company Nominees, and as the Board recommends on all other proposals.

IF YOU HAVE ALREADY VOTED PRIOR TO THE SUPPLEMENT DATE, YOU MUST RE-VOTE YOUR SHARES IN ORDER FOR YOUR VOTE TO BE COUNTED. PLEASE READ THIS SUPPLEMENT CAREFULLY IN CONJUNCTION WITH THE PROXY STATEMENT.
Except as set forth herein, this Supplement does not change the proposals to be acted on at the 2024 Annual Meeting or our Board's recommendations with respect to the proposals, which are described in the Proxy Statement. Except as specifically supplemented or amended by the information contained in this Supplement, all information set forth in the Proxy Statement continues to apply and should be considered when voting your shares using one of the methods described in the Proxy Statement.
Change to Slate of Company Nominees
On Wednesday, April 10, 2024, the Company announced the appointment of Steven J. Moskowitz as our President and Chief Executive Officer ("CEO") and the appointment of Mr. Moskowitz to our Board, effective April 11, 2024. Shortly after the announcement, on Friday, April 12, 2024, Theodore B. Miller, Jr. and Boots Capital Management, LLC (together with Mr. Miller and other entities and persons affiliated or associated with Mr. Miller, collectively, "Boots Group") filed a motion in its ongoing litigation (Theodore B. Miller, Jr., et al. v. P. Robert Bartolo, et al., Del. Ch., C.A. No. 2024-0176-JTL) in the Delaware Court of Chancery ("Court") seeking to enjoin Crown Castle from expanding the size of the Board to include Mr. Moskowitz as a thirteenth member on the basis that doing so would dilute the impact of the Boots Group's nominees to the Board.

The Company vigorously disputes the claims in the Boots Group's motion. Consistent with the Boots Group's approach throughout its campaign, we believe Mr. Miller has again pursued a litigation strategy that is attempting to interfere with the Company's critical strategic and operational initiatives. Although the Company vigorously disputes the Boots Group's claims, Crown Castle has determined it will not include Mr. Moskowitz on the Company's slate of director nominees for the 2024 Annual Meeting to avoid the distraction and expense of litigation. Stockholders will continue to have the opportunity to vote on the remaining twelve (12) highly qualified Company Nominees.
Mr. Moskowitz will serve as a director until the expiration of his current term at the 2024 Annual Meeting and will continue to serve as the Company's President and CEO. All of the current independent directors of the Board intend to vote to appoint Mr. Moskowitz to the Board immediately after the 2024 Annual Meeting. The Company and Mr. Moskowitz will continue to focus on advancing initiatives aimed at creating value for all stockholders.
On Friday, April 19, 2024, the Company and the Boots Group filed a joint letter with the Court stating that the parties had reached the following resolution:
•The Board will proceed with an election for twelve (12) directors;
•The Board will withdraw the nomination of Mr. Moskowitz from the slate of Company Nominees;
•The Company will file and disseminate a proxy supplement and a new proxy card to reflect this development; and
•The parties agreed that the expedited treatment of the action is now no longer warranted, and to respectfully request that the Court cancel the preliminary injunction hearing tentatively scheduled for May 8, 2024. The letter also stated that the Boots Group does not intend to seek injunctive relief ahead of the 2024 Annual Meeting (barring further developments).
Later on Friday, April 19, 2024, the Court issued a minute order expressing its appreciation to the parties for "agreeing on a resolution solution" and formally de-expediting the action.
Amendments
The Board has accordingly approved a reduction of the number of Company Nominees from thirteen (13) to twelve (12) nominees and has withdrawn Mr. Moskowitz's nomination for election as a director at the 2024 Annual Meeting. The twelve (12) Company Nominees for election at the 2024 Annual Meeting are:
•P. Robert Bartolo;
•Cindy Christy;
•Ari Q. Fitzgerald;
•Jason Genrich;
•Andrea J. Goldsmith;
•Tammy K. Jones;
•Kevin T. Kabat;
•Anthony J. Melone;
•Sunit S. Patel;
•Bradley E. Singer;
•Kevin A. Stephens; and
•Matthew Thornton, III.
At the 2024 Annual Meeting, the size of the Board will decrease to twelve (12) members. This means that twelve (12) directors will be elected at the 2024 Annual Meeting and stockholders cannot vote FOR more than twelve (12) director nominees. If you have previously voted using a proxy card or voting instruction form listing thirteen (13) Company Nominees, you are urged to vote again using the WHITE proxy card or voting instruction form listing twelve (12) Company Nominees and vote FOR ONLY the twelve (12) Company Nominees.
The individuals named under "IV. Election of Directors—Proposal" beginning on page 25 of the Proxy Statement, other than Mr. Moskowitz, will remain the Board's Company Nominees for election as directors to hold office for a term expiring at the first succeeding annual meeting of stockholders after their election, with each such director holding office until his or her successor shall have been duly elected and qualified, subject to their earlier death, resignation or removal.

References in the Proxy Statement to Steven J. Moskowitz as a Company Nominee, the number of directors to be elected at the 2024 Annual Meeting and the individuals nominated for election as a director at the 2024 Annual Meeting are hereby revised in all instances to reflect the foregoing.
Reasons for the Board's Recommendation to Vote FOR the Company Nominees
The third paragraph of "III. Reasons for the Board's Recommendation to Vote FOR the Company Nominees", beginning on page 20 of the Proxy Statement, is amended and restated as follows:
For the reasons given below, the Board believes that the Company Nominees are highly qualified. The Company Nominees were selected through processes designed by the NESG Committee and the Board to foster good corporate governance and representation of our stockholders. In determining to recommend the Company Nominees, the Board considered:
•the broad, diverse and recent executive and public company board experience represented among the Company Nominees across relevant industry backgrounds, including telecommunications, towers, fiber and real estate (including real estate investment trusts ("REIT")), and across relevant functions such as strategic planning, finance, Mergers and Acquisitions ("M&A") and technology;
•the fact that the Company Nominees include four new independent directors appointed in the last year, and that seven out of the 12 Company Nominees have been appointed to the Board since 2020, each bringing new perspectives and experience to Board deliberations;
•the fact that the Company Nominees possess the following knowledge, skills, experience and diversity:
◦11 of the 12 Company Nominees have public U.S. company board experience;
◦10 of the 12 Company Nominees have experience in or deep knowledge of the wireless, telecom and/or real estate (including REIT) industries;
◦10 of the 12 Company Nominees have experience serving as a current or former CEO or senior executive of a significant business subsegment or unit;
◦9 of the 12 Company Nominees have experience assessing and managing significant corporate transactions; and
◦7 of the 12 Company Nominees are demographically diverse and/or women;
◦4 of the 12 Company Nominees have relevant experience in the cell towers industry, including a former CFO of a leading U.S. tower company as well as a Mobile Network Operator executive who managed over 20,000 cell towers:
▪Ms. Christy, through her more than 25-year career in the telecommunications and high-technology sector, where she held senior executive roles leading and developing major infrastructure portfolios―including tower, fiber and small cell―and her board role with CTIA, a wireless communications industry trade association;
▪Mr. Melone, a former senior executive of Verizon Communications Inc. ("Verizon"), through his more than 35 years in the telecommunications industry, including responsibility for managing infrastructure assets and more than 20,000 cell towers and over 50,000 wireless cell sites;
▪Mr. Patel, through his experience as EVP, Merger and Integration at T-Mobile during its merger with Sprint Corporation ("Sprint"), including addressing the synergy opportunity to evaluate the combined T-Mobile and Sprint tower lease portfolio; and
▪Mr. Singer, through his experience as CFO and Treasurer of AMT, the largest owner of wireless towers in the world and with a domestic tower portfolio comparable to the Company;
◦4 of the 12 Company Nominees have relevant experience in the fiber industry:
▪Ms. Christy, through her more than 25-year career in the telecommunications and high-technology sector, where she held senior executive roles leading and developing major infrastructure portfolios―including tower, fiber and small cell―and her board role with CTIA, a wireless communications industry trade association;
▪Mr. Melone, through his experience as EVP and Chief Technology Officer ("CTO") of Verizon and as Senior Vice President ("SVP") and CTO of its subsidiary, Verizon Wireless;

▪Mr. Patel, through his experience as CFO of Level 3 Communications, Inc. during its merger with CenturyLink, Inc., creating a leading global network services company with a larger global footprint, enhanced product and IT services portfolio and larger fiber network; and
▪Mr. Stephens, through his extensive experience in the fiber and telecommunications industry, having served as EVP and President, Business Services Division of Altice USA, Inc. and in other senior leadership positions in the sector; and
◦3 of the 12 Company Nominees bring the perspective of a stockholder, by virtue of their experience of having held senior investment roles at large institutional investment managers or hedge fund managers, including one Company Nominee who is affiliated with Elliott, a significant Company stockholder (for information about Elliott's beneficial ownership of our Common Stock, see "VIII. Other Matters—Beneficial Ownership of Common Stock");
•the fact that the Board believes its current makeup results in a high-functioning and attentive Board that is greater than the sum of its individual members, as highly qualified as each may be;
•the fact that, each Company Nominee, except for Mr. Melone, the Company's Special Advisor, is independent as defined under New York Stock Exchange ("NYSE") listing standards;
•the fact that none of the Company Nominees, except Mr. Melone, is a current or former executive officer of the Company;
•the fact that none of the Company Nominees are related to each other or to any executive officer of the Company; and
•the fact that each of the Company Nominees is below the Company's director retirement age of 72.
Voting Recommendation
The Board unanimously recommends that you use the WHITE proxy card or voting instruction form to vote as the Board recommends on Proposals 1, 2, 3 and 4:
•Proposal 1: The Board unanimously recommends a vote FOR ONLY the twelve (12) Company Nominees.
•Proposal 2: The Board unanimously recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accountants for fiscal year 2024.
•Proposal 3: The Board unanimously recommends a vote FOR the approval of the compensation of our NEOs as disclosed in the Proxy Statement.
•Proposal 4: The Board unanimously recommends a vote AGAINST a proposal by the Boots Group to repeal each provision of, or amendment to, the By-Laws adopted by the Board without stockholder approval subsequent to December 19, 2023 and up to and including the date of the 2024 Annual Meeting, if such proposal is properly brought before the 2024 Annual Meeting.
Voting Instructions

If you have already voted using a proxy card or voting instruction form listing thirteen (13) Company Nominees, your vote will not be counted with respect to any of Proposals 1, 2, 3 or 4.

Accordingly, you are urged to re-vote using the WHITE proxy card or voting instruction form listing twelve (12) Company Nominees to ensure that your vote is counted.

If you have not yet voted, please cast your vote using the WHITE proxy card or voting instruction form listing twelve (12) Company Nominees.
Stockholders can vote FOR less than twelve (12) nominees at the 2024 Annual Meeting but cannot vote FOR more than twelve (12) nominees.

The Board strongly urges you to discard and NOT vote using any gold proxy card sent to you by the Boots Group. If you vote using a gold proxy card sent to you by the Boots Group, you have every right to change your vote prior to the 2024 Annual Meeting, and we strongly urge you to revoke that proxy by using the WHITE proxy card or voting instruction form listing twelve (12) Company Nominees to vote FOR ONLY the twelve (12) Company Nominees recommended by the Board.
Please submit your proxy in advance of the 2024 Annual Meeting using one of the methods outlined in the Proxy Statement.
If you have any questions or require any assistance with voting your shares, please call the Company's proxy solicitor:
INNISFREE M&A INCORPORATED
at
(877) 717-3904 (toll-free from the United States and Canada)
or
+1 (412) 232-3651 (from other locations)
* * * * *
CAUTIONARY LANGUAGE REGARDING FORWARD-LOOKING STATEMENTS
This communication contains forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Statements that are not historical facts are hereby identified as forward-looking statements. In addition, words such as "estimate," "anticipate," "project," "plan," "intend," "believe," "expect," "likely," "predicted," "positioned," "continue," "target," "seek," "focus" and any variations of these words and similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements include (1) that the actions set forth in this communication best position the Company for long term success, including our Board's regular evaluation of all paths to enhance stockholder value, (2) that the Company will benefit from the experience and insights of the directors, and (3) that the Company will identify the best path forward to capitalize on significant opportunities for growth in our industry. Such forward-looking statements should, therefore, be considered in light of various risks, uncertainties and assumptions, including prevailing market conditions, risk factors described in "Item 1A. Risk Factors" of the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. Unless legally required, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Our filings with the SEC are available through the SEC website at www.sec.gov or through our investor relations website at investor.crowncastle.com. We use our investor relations website to disclose information about us that may be deemed to be material. We encourage investors, the media and others interested in us to visit our investor relations website from time to time to review up-to-date information or to sign up for e-mail alerts to be notified when new or updated information is posted on the site.
Important Stockholder Information
The Company filed a definitive proxy statement and a WHITE proxy card with the SEC in connection with its solicitation of proxies for its 2024 Annual Meeting. THE COMPANY'S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD, AND ANY AMENDMENTS AND SUPPLEMENTS TO THESE DOCUMENTS, AS THEY CONTAIN IMPORTANT INFORMATION. Stockholders may or will be able to obtain the proxy statement, any amendments or supplements to the proxy statement, and other documents without charge from the SEC's website at www.sec.gov.
Participant Information
The Company, its directors, director nominees, certain of its officers, and other employees are or will be "participants" (as defined in Section 14(a) of the U.S. Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company's stockholders in connection with the matters to be considered at the 2024 Annual Meeting. The identity, their direct or indirect interests (by security holdings or otherwise), and other information relating to the participants is available in the Company's definitive proxy statement on Schedule 14A filed with the SEC on April 11, 2024, on the section entitled "Beneficial Ownership of Common Stock" (on page 90) and Appendix C (on page C-1). To the extent the holdings by the "participants" in the solicitation reported in the Company's definitive proxy statement have changed, such changes have been or will be reflected on "Statements of Change in Ownership" on Forms 3, 4 or 5 filed with the SEC. All these documents are or will be available free of charge at the SEC's website at www.sec.gov.

The following is the Company's WHITE proxy card as revised to reflect the foregoing changes and is hereby filed with the SEC:

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL, PLEASE DETACH HERE, MARK AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
MAY 22, 2024

THIS WHITE PROXY CARD IS SOLICITED BY THE BOARD OF DIRECTORS

W H I T E P R O X Y

The undersigned hereby appoint(s) Steven J. Moskowitz and Donald J. Reid, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Crown Castle Inc. (the "Company") that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held on May 22, 2024 at 9:00 am Central Time at the Company's Corporate Offices located at 8020 Katy Freeway, Houston, TX 77024, and any adjournment or postponement thereof.

FOR PROPOSAL 1, VOTE "FOR" UP TO TWELVE (12) NOMINEES IN TOTAL. YOU ARE PERMITTED TO VOTE FOR FEWER THAN TWELVE (12) NOMINEES. IF YOU VOTE "FOR" FEWER THAN TWELVE (12) NOMINEES, YOUR SHARES WILL ONLY BE VOTED "FOR" THOSE NOMINEES YOU HAVE SO MARKED. IF YOU VOTE "FOR" MORE THAN TWELVE (12) NOMINEES, ALL OF YOUR VOTES ON PROPOSAL 1 WILL BE INVALID AND WILL NOT BE COUNTED.

IF YOU ARE A STOCKHOLDER, THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTION IS MADE ON ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS SET FORTH IN THIS **WHITE** PROXY CARD WITH RESPECT TO THE PROPOSAL(S) FOR WHICH NO DIRECTION WAS MADE, AND IN THE DISCRETION OF THE PROXIES NAMED ABOVE ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued and to be signed on reverse side

CROWN CASTLE INC.

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Crown Castle Inc.
Common Stock for the upcoming Annual Meeting of Stockholders.

YOU CAN VOTE TODAY IN ONE OF THREE WAYS:

By Internet: Please access **https://www.proxyvotenow.com/cci** (please note you must type an "s" after "http"). Then, follow the instructions on the voting site. You will be required to provide the unique Control Number printed below.

By Telephone: Please call toll-free in the U.S. or Canada at **855-429-6168** on a touch-tone telephone. (If outside the U.S. or Canada, call **575-208-6945**.) Then, follow the voice prompts. You will be required to provide the unique Control Number printed below.

CONTROL NUMBER:

You may submit your proxy by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the proxyholder(s) to vote your shares in the same manner as if you had completed, signed and returned a proxy card.

By Mail: If you do not have access to a touch-tone telephone or to the Internet, please mark, sign, and return this **WHITE** proxy card in the enclosed postage-paid envelope to: Crown Castle Inc., c/o First Coast Results, Inc., 200 Business Park Circle, Suite 112, Saint Augustine, FL 32095.

▼ TO VOTE BY MAIL, PLEASE DETACH HERE, MARK AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

☒ Please mark vote as in this sample

1. Election of Directors

Election of twelve directors for a term to end as of the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified. While you may mark instructions with respect to any or all of the nominees, you may mark "FOR" in respect of only twelve (12) nominees in total. You are permitted to vote for fewer than twelve (12) nominees. If you vote "FOR" in respect of fewer than twelve (12) nominees, your shares will only be voted "FOR" in respect of those nominees you have marked. If you vote "FOR" in respect of more than twelve (12) nominees, your votes on Proposal 1 regarding nominees will be invalid and will not be counted. **If you sign and return your WHITE proxy card and do not specify how you want your shares to be voted, they will be voted "FOR" in respect of all of the Company nominees.**

The Board of Directors recommends you vote "FOR" ONLY the following twelve (12) Company director nominees in Proposal 1:

Company Nominees:

Nominee	FOR	WITHHOLD	Nominee	FOR	WITHHOLD	Nominee	FOR	WITHHOLD
1a. P. Robert Bartolo	☐	☐	1e. Andrea J. Goldsmith	☐	☐	1i. Sunit Patel	☐	☐
1b. Cindy Christy	☐	☐	1f. Tammy K. Jones	☐	☐	1j. Bradley E. Singer	☐	☐
1c. Ari Q. Fitzgerald	☐	☐	1g. Kevin T. Kabat	☐	☐	1k. Kevin A. Stephens	☐	☐
1d. Jason Genrich	☐	☐	1h. Anthony J. Melone	☐	☐	1l. Matthew Thornton, III	☐	☐

The Boots Capital nominees OPPOSED by the Company:

Nominee	FOR	WITHHOLD	Nominee	FOR	WITHHOLD
1m. Charles C. Green III	☐	☐	1o. Tripp H. Rice	☐	☐
1n. Theodore B. Miller, Jr.	☐	☐	1p. David P. Wheeler	☐	☐

The Board of Directors recommends you vote "FOR" Proposals 2 and 3:

Proposal	FOR	AGAINST	ABSTAIN
2. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for fiscal year 2024.	☐	☐	☐
3. The non-binding, advisory vote to approve the compensation of the Company's named executive officers.	☐	☐	☐

The Board of Directors recommends you vote "AGAINST" Proposal 4:

Proposal	FOR	AGAINST	ABSTAIN
4. The Boots Capital proposal, if properly presented at the Annual Meeting, to repeal each provision of, or amendment to, the Company's By-laws adopted by the Board without the approval of the stockholders of the Company since December 19, 2023.	☐	☐	☐

Date: ______________________________, 2024

____
Signature

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Signature (Joint Owners)

____
Title(s)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.